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                                                             EXHIBIT 99.3
                        MONTHLY CERTIFICATEHOLDERS' STATEMENT
                              J. C. PENNEY COMPANY, INC.
                          __________________________________

                             JCP MASTER CREDIT CARD TRUST
                          __________________________________

                           5.50% ASSET BACKED CERTIFICATES
                                  SERIES E (Class A)
                                 CUSIP NO. 466115AE2


          Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated as of October 15, 1997 (as amended, the "Pooling and Servicing Agreement"), by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 17, 1999, and with respect to the performance of the Trust during the month of April, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Class A of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     A.   Information Regarding the Current Monthly Distribution
          ______________________________________________________
          (Stated on the Basis of $1,000 Original Certificate
          ____________________________________________________
          Principal Amount) for Class A of this Series.
          _____________________________________________

          1.   The total amount of the distribution to
               Certificateholders per $1,000 original
               Certificate Principal amount..............   $        4.58

          2.   The amount of the distribution set
               forth in paragraph 1 above allocable to
               Certificate Principal, per $1,000
               original Certificate Principal amount.....   $        0.00

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          3.   The amount of the distribution set forth
               in paragraph 1 above allocable to
               Certificate Interest, per $1,000
               original Certificate Principal amount.....   $        4.58

     B.   Information Regarding the Performance of the Trust.
          ___________________________________________________

          1.   Collection of Principal Receivables
               ___________________________________

               (a)  The aggregate amount of Collections of
                    Principal Receivables processed which
                    were allocated in respect of the
                    Certificates of Class A of this
                    Series...............................   $ 114,181,425

               (b)  The Discounted Percentage in Respect
                    of the Collections of Principal
                    Receivables set forth in paragraph
                    1.(a) above..........................           0.00%

               (c)  The net amount of Collections of
                    Principal Receivables processed which
                    were allocated in respect of the
                    Certificates of Class A of this
                    Series...............................   $ 114,181,425

          2.   Collection of Finance Charge Receivables
               ________________________________________

               (a)  The aggregate amount of Collections
                    of Finance Charge Receivables
                    processed which were allocated in
                    respect of the Certificates of
                    Class A of this Series...............    $ 12,057,014

               (b)  The aggregate amount of Discount
                    Option Receivable Collections which
                    were allocated in respect of the
                    Certificates of Class A of
                    this Series..........................    $       0.00

               (c)  The portion of Collections of Finance
                    Charge Receivables set forth in
                    paragraph 2.(a) above which were
                    allocated in respect of the
                    Certificates of other Series.........    $       0.00

               (d)  The net amount of Collections of
                    Finance Charge Receivables which
                    were allocated in respect of the
                    Certificates of Class A of this
                    Series...............................    $ 12,057,014

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          3.   Net Recoveries
               ______________

               The aggregate amount of Net Recoveries
               which were allocated in respect of the
               Certificates of Class A of this Series....    $       0.00

          4.   Principal Receivables in the Trust
               __________________________________

               (a)  The aggregate amount of Principal
                    Receivables in the Trust as of the
                    end of the day on the last day of
                    such month (which reflects the
                    Principal Receivables represented
                    by the JCPR Amount and by the
                    Aggregate Investor Amount)...........  $1,406,639,910

               (b)  The amount of Principal Receivables
                    in the Trust represented by the
                    Aggregate Investor Amount as of
                    the end of the day on the last day
                    of such month........................  $1,142,682,926

               (c)  The Aggregate Investor Amount set
                    forth in paragraph 4(b) above as a
                    percentage of the aggregate amount
                    of Principal Receivables set forth
                    in paragraph 4(a) above..............          81.23%

               (d)  The Aggregate Investor Amount for
                    Class A of this Series as a percentage
                    of the aggregate amount of Principal
                    Receivables in the Trust as set
                    forth in paragraph 4(a) above........          46.21%

          5.   Delinquent Balances
               ___________________

               The aggregate amount of outstanding
               balances in the Accounts in the Trust
               which were delinquent as of the end of
               the day on the last day of such month:

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                                                                Aggregate
                                                                  Account
                                                                  Balance
                                                                  _______

               (a)     1 month:..........................  $   41,997,173
               (b)     2 months:.........................      17,520,274
               (c)     3 months:.........................      13,001,354
               (d)     4 months:.........................       9,571,770
               (e)     5 months:.........................               0
               (f)     6 or more months:.................               0

                                                   Total:   $  82,090,571


          6.   Investor Default Amount
               _______________________

               The aggregate amount of the Investor
               Default Amount which was allocated in
               respect of the Certificates of Class A of
               this Series...............................   $   2,717,955

          7.   Investor Charge Offs;
               _____________________
               Reimbursement of Charge Offs
               ____________________________

               (a)  The aggregate amount of Investor
                    Charge Offs which was allocated
                    in respect of the Certificates of
                    Class A of this Series...............   $        0.00

               (b)  The amount of the Investor Charge
                    Offs set forth in paragraph 7(a)
                    above, per $1,000 original
                    Certificate Principal amount
                    (which will have the effect of
                    reducing pro rata, the amount of
                    each Certificateholder's
                    investment) allocated to Class A of this
                    Series...............................   $        0.00

               (c)  The aggregate amount reimbursed
                    to the Trust in the current month
                    from drawings under the Letter of
                    Credit in respect of Investor
                    Charge Offs in prior months..........   $        0.00

               (d)  The amount set forth in paragraph
                    7(c) above, per $1,000 original
                    Certificate Principal amount
                    (which will have the effect of
                    increasing, pro rata, the amount
                    of each Certificateholder's
                    investment) allocated to Class A
                    of this Series.......................   $        0.00

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          8.   Investor Monthly Servicing Fee
               ______________________________

               The amount of the Investor Monthly
               Servicing Fee for Class A of this Series
               for the preceding Monthly Period payable
               by the Trust to the Servicer..............   $   1,083,333

          9.   Investor Monthly Facility Fee
               _____________________________

               The amount of the Investor Monthly
               Facility Fee for Class A of this Series
               for the preceding Monthly Period payable
               by the Trust to JCPR......................   $           0

          10.  Available L/C Amount
               ____________________

               The Available L/C Amount as of the
               close of business on the Distribution
               Date specified above for Class A of
               this Series...............................   $           0


     C.   The Pool Factor.
          ________________

               The Pool Factor (which represents the
               ratio of the Adjusted Investor Amount
               for Class A of this Series as of the
               end of the last day of such month to the
               applicable Initial Investor Amount).
               (The amount of a Certificateholder's
               pro rata share of the Investor Amount
               can be determined by multiplying the
               original denomination of the Holder's
               Certificate by the Pool Factor)...........        1.000000




                             J. C. PENNEY COMPANY, INC.,
                                     as Servicer



                           By:      /s/ J. A. Hekele
                           ________________________________
                           Title: Senior Accounting Manager

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